UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

April 27, 2005

PINNACLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	000-24784	94-3003809
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

280 North Bernardo Avenue

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(650) 526-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 27, 2005, Pinnacle Systems, Inc. (“Pinnacle”) issued a press release and is holding a conference call regarding its financial results for the third quarter of fiscal 2005 ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Pinnacle is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 8.01 Other Events.

On April 27, 2005, Pinnacle announced its financial results for the third quarter of fiscal 2005 ended March 31, 2005. These financial results are attached hereto as Exhibit 99.2. Exhibit 99.2 shall be deemed “filed” for purposes of Section 18 of the Exchange Act and shall be deemed incorporated by reference in filings under the Securities Act of 1933 or the Exchange Act.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

On March 21, 2005, Pinnacle announced that it has entered into a definitive agreement with Avid Technology, Inc. (“Avid”) which provides for Avid to acquire Pinnacle in a merger transaction whereby Pinnacle shareholders would receive .0869 shares of Avid stock and $1.00 in cash for each Pinnacle share. Avid plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction and Avid and Pinnacle plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Avid, Pinnacle, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Avid and Pinnacle through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC from Avid by contacting Dean Ridlon, Investor Relations Director for Avid at telephone number 978.640.5309, or from Pinnacle by contacting Deborah B. Demer of Demer IR Counsel, Inc. at telephone number 925.938.2678, extension 224.

Avid and Pinnacle, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Avid’s directors and executive officers is contained in Avid’s Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 16, 2004, which are filed with the SEC and available free of charge as indicated above. Information regarding Pinnacle’s directors and executive officers is contained in Pinnacle’s Form 10-K for the year ended June 30, 2004 and its proxy statement dated September 30, 2004, which are filed with the SEC and available free of charge as indicated above. The interests of Avid’s and Pinnacle’s respective directors and executive officers in the solicitations with respect to the transactions in particular will be more specifically set forth in the Registration Statement and the Joint Proxy Statement/Prospectus filed with the SEC, which will be available free of charge as indicated above.

2

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Pinnacle Systems, Inc. dated April 27, 2005.

99.2	Financial Results for the Quarter ended March 31, 2005.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE SYSTEMS, INC.

By:	/s/ Scott E. Martin
Scott E. Martin
Senior Vice President, Human Resources and Legal

Date: April 27, 2005

4